UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 17, 2023
Date of Report (Date of earliest event reported)

TUPPERWARE BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11657		36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

14901 South Orange Blossom Trail	Orlando	FL	32837
(Address of principal executive offices)			(Zip Code)

407 826-5050
Registrant's telephone number, including area code
_________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2023, the Board of Directors of Tupperware Brands Corporation (the “Company”) reappointed Karen M. Sheehan as Executive Vice President, Chief Legal Officer & Secretary, with such appointment effective on November 20, 2023.

Ms. Sheehan, age 50, had been serving as the Company’s External General Counsel and Acting Corporate Secretary since October 1, 2023, pursuant to a Consulting Services Agreement dated August 24, 2023 (the “Consulting Agreement”), as disclosed in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on August 25, 2023. Prior to this role, Ms. Sheehan served as the Company’s Executive Vice President, Chief Legal Officer & Secretary from January 2017 until her resignation effective September 30, 2023 (the “Resignation Date”). Ms. Sheehan previously served as the Company’s Senior Vice President, General Counsel and Secretary from January 2016 through December 2016, and Vice President and Deputy General Counsel from December 2014 through December 2015. She holds a Bachelor of Arts in History and German from Rutgers University, and a Juris Doctor from Georgetown University Law Center.

Under the terms of the Consulting Agreement, which terminated on November 19, 2023 in connection with her reappointment, Ms. Sheehan is expected to receive approximately $240,000 for services rendered to the Company.

There are no arrangements or understandings between Ms. Sheehan and any other person pursuant to which Ms. Sheehan was reappointed as an executive officer of the Company. There are no family relationships between Ms. Sheehan and any director or executive officer of the Company, and Ms. Sheehan has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The material terms of Ms. Sheehan’s employment with the Company are summarized below:

•Base Salary: $500,000;
•Target Bonus % of Base Salary: 60% for fiscal year 2023, and 65% for fiscal year 2024;
•Annual Long-Term Incentive Award: Reinstatement into the fiscal year 2023 award program with a target award value of $550,000 for fiscal year 2023, and $650,000 for fiscal year 2024;
•2023 Cash Retention Program Award: Reinstatement in the program with an approved award of $268,200, payable in two equal installments (December 2023 and July 2024), subject to clawback upon voluntary resignation;
•Previously Earned Awards: Reinstatement of all unvested awards that were forfeited on the Resignation Date; and
•Employee Benefits: Participation in employee benefit plans and programs that are made available to similarly situated executives of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION
(Registrant)

Date:	November 21, 2023	By:	/s/ Mariela Matute
Mariela Matute
Chief Financial Officer